SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2003

BioTransplant Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-28324	04-3119555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Boston Avenue Medford, MA		02155
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 393-8500

N/A
(Former name or former address, if changed since last report)

Item 5.                    Other Events.

On March 3, 2003, BioTransplant Incorporated issued a press release announcing that the Company received a Nasdaq Staff determination letter indicating that the Company’s securities will be delisted from the Nasdaq National Market at the opening of business on March 11, 2003.  A copy of the press release announcing the receipt of the Nasdaq Staff determination letter is attached as Exhibit 99.1.

On March 14, 2003, BioTransplant Incorporated issued a press release announcing that the Company's common stock had begun trading on the OTC Bulletin Board effective March 14, 2003.  A copy of the press release announcing that the Company's common stock had begun trading on the OTC Bulletin Board is attached as Exhibit 99.2.

On April 2, 2003, BioTransplant issued a press release announcing that the Company will host a conference call to provide an update on its previously filed voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code and on other corporate developments, including the status of its contract dispute with the Catholic University of Louvain.  A copy of the press release announcing that the Company will host a conference call is attached as Exhibit 99.3.

Item 7.                    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 3, 2003	BIOTRANSPLANT INCORPORATED

		By:	/s/ Donald B. Hawthorne
Donald B. Hawthorne
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 99.1	Press Release dated March 3, 2003

Exhibit 99.2	Press Release dated March 14, 2003

Exhibit 99.3	Press Release dated April 2, 2003